SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

DATE OF REPORT – August 4, 2004
(Date of Earliest Event Reported)

COLUMBIA LABORATORIES, INC.

(Exact name of registrant as specified in its charter)

Commission File No. 1-10352

Delaware	59-2758596

(State of Incorporation)	(I.R.S. Employer
Identification No.)

354 Eisenhower Parkway
Livingston, New Jersey	07039

(Address of principal	Zip Code
executive offices)

Registrant’s telephone number, including area code: (973) 994-3999

Item 9. Regulation FD Disclosure

     On August 4, 2004, Columbia Laboratories, Inc. (“Columbia”) issued a press release setting forth Columbia’s second-quarter and six-month results of operations for 2004. A copy of Columbia’s press release is attached hereto as Exhibit 99.1 and is incorporated by reference.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 4, 2004

COLUMBIA LABORATORIES, INC.

	By:	/S/ David L. Weinberg

David L. Weinberg
Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Description

99.1	Press Release dated August 4, 2004 entitled: “Columbia Laboratories
Reports Second Quarter 2004 Financial Results”.